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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   August 4, 1998




                      AMERICAN EDUCATIONAL PRODUCTS, INC.
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)




COLORADO                            0-16310                     84-1012129
---------------            ------------------------          -----------------
(State or other            (Commission file number)          (Employer Identi-
 incorporation                                                 fication No.)


         6550 Gunpark Drive, Suite 200, Boulder, Colorado        80301
         -------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (303) 527-3230




                      -----------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2:   ACQUISITION OF ASSETS
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     On August 4, 1998, American Educational Products, Inc., a Colorado
corporation, ("AMEP" or the "Company") closed upon and consummated a definitive Asset Purchase and Sale Agreement dated as of August 4, 1998, (the "Agreement") between the Company and SV Distribution Company, a Delaware corporation, ("SV") pursuant to which the Company purchased substantially all of the tangible and intangible properties and assets ("Assets") used in connection with the distribution of supplemental educational products through the direct mailing of catalogs under the names "Summit Learning" and "Young Explorers" (the "Business").

     Under the terms of the Agreement, the Company acquired the Assets of the Business, including inventories, accounts receivable, furniture, fixtures, office machinery and equipment and other tangible property, all mailing, client and customer lists, leasehold improvements and fixtures, prepaid expenses, contracts and licenses, development assets and intangible assets.

     The purchase price paid by Company to SV for the Assets of the Business was the sum of $1,621,743, (subject to future adjustments) of which the sum of $300,000 was paid at Closing and the balance of the purchase price, with interest at the rate of 8.5% per annum, was evidenced by a Promissory Note payable in monthly principal installments of $125,000 each which, together with interest thereon, commence on August 1, 1998 and continue until July 1, 1999 when the entire outstanding principal balance, together with any accrued and unpaid interred shall be due and payable in full. The Company has the right, but not the obligation, to prepay the entire principal balance and any accrued but unpaid interest at any time without penalty.

     The Company will continue to operate Summit Learning from its facility in Fort Collins, Colorado. The Young Explorers consumer catalog is subject to an agreement in principle to be sold to a third party. If the sale is not consummated, the Young Explorers catalog will be discontinued.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Financial Statements
          --------------------
          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (b)  Pro Forma Financial Information
          -------------------------------
          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (c)  Exhibits
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     Item      Title
     ----      -----
     1.1       Asset Purchase and Sale Agreement dated as of August 4, 1998.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN EDUCATIONAL PRODUCTS, INC.



Dated:     August 14, 1998              By:  /s/ Clifford C. Thygesen
          ------------------                 ---------------------------------
                                             Clifford C. Thygesen, President